SCHEDULE FOR COMPUTATION OF PERFORMANCE DATA

                        AETNA GENERATION PORTFOLIOS, INC.


                        Aetna Ascent Variable Portfolio
                            TOTAL RETURN CALCULATION
                     One Year Period Ended December 31, 1996



Formula                          P (1+T)(n)   =   ERV

Initial Investment                       10,000.00     =        P
Ending Redeemable Value                  12,358.05     =        ERV
One Year Period Ended 12/31/96                1        =        n

TOTAL RETURN FOR THE PERIOD                  23.58%    =        T


                        Aetna Ascent Variable Portfolio
                            TOTAL RETURN CALCULATION
               Inception (July 3, 1995) through December 31, 1996


Formula                          P (1+T)(n)   =   ERV

Initial Investment                       10,000.00     =        P
Ending Redeemable Value                  13,649.73     =        ERV
Inception (7/5/95) through 12/31/96           1.4904   =        n

TOTAL RETURN FOR THE PERIOD                  23.21%    =        T

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                       Aetna Crossroads Variable Portfolio
                            TOTAL RETURN CALCULATION
                     One Year Period Ended December 31, 1996



Formula                          P (1+T)(n)   =   ERV

Initial Investment                       10,000.00     =        P
Ending Redeemable Value                  11,880.74     =        ERV
One Year Period Ended 12/31/96                1        =        n

TOTAL RETURN FOR THE PERIOD                  18.81%    =        T


                       Aetna Crossroads Variable Portfolio
                            TOTAL RETURN CALCULATION
               Inception (July 3, 1995) through December 31, 1996


Formula                          P (1+T)(n)   =   ERV

Initial Investment                       10,000.00     =        P
Ending Redeemable Value                  12,985.88     =        ERV
Inception (7/5/95) through 12/31/96           1.4904   =        n

TOTAL RETURN FOR THE PERIOD                  19.16%    =        T

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                        Aetna Legacy Variable Portfolio
                            TOTAL RETURN CALCULATION
                     One Year Period Ended December 31, 1996



Formula                          P (1+T)(n)   =   ERV

Initial Investment                       10,000.00     =        P
Ending Redeemable Value                  11,419.01     =        ERV
One Year Period Ended 12/31/96                1        =        n

TOTAL RETURN FOR THE PERIOD                  14.19%    =        T


                        Aetna Legacy Variable Portfolio
                            TOTAL RETURN CALCULATION
               Inception (July 3, 1995) through December 31, 1996


Formula                          P (1+T)(n)   =   ERV

Initial Investment                       10,000.00     =        P
Ending Redeemable Value                  12,363.65     =        ERV
Inception (7/5/95) through 12/31/96           1.4904   =        n

TOTAL RETURN FOR THE PERIOD                  15.30%    =        T